THE MERGER FUND
                              100 SUMMIT LAKE DRIVE
                            VALHALLA, NEW YORK 10595



                         SUPPLEMENT DATED JULY 18, 2003
          TO STATEMENT OF ADDITIONAL INFORMATION DATED JANUARY 24, 2003



     Effective July 1, 2003, Mercer Allied Company, L.P. ("Mercer") ceased to be the principal underwriter of The Merger Fund (the "Fund"). Accordingly, the section of the Fund's Statement of Additional Information entitled "Other Service Providers" has been amended by deleting the first paragraph and replacing the second and third paragraphs with the following.

          The Fund has adopted a plan of distribution dated July 14, 1998 (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund may pay to any broker-dealer with whom the Fund has entered into a contract to distribute Fund shares, or to any other qualified financial services firm, compensation for distribution and/or shareholder-related services with respect to shares held or purchased by their respective customers or in connection with the purchase of shares attributable to their efforts. The amount of such compensation paid in any one year shall not exceed 0.25% annually of the average daily net assets of the Fund.

          The Plan provides that the Trustees will review, at least quarterly, a report of distribution expenses incurred under the Plan and the purposes for which such expenses were incurred. The Plan will remain in effect from year to year provided such continuance is approved at least annually by the vote of a majority of the Fund's Trustees who are not "interested persons" (as defined in the 1940 Act) of the Fund or the Adviser and who have no direct or indirect interest in the operation of the Plan or any related agreement (the "Rule 12b-1 Trustees"), cast in person at a meeting called for the purpose of voting on such approval, and additionally by a vote of either a majority of the Fund's Trustees or a majority of the outstanding shares of the Fund.

The sixth paragraph is hereby replaced by the following:

          The Fund incurred total expenses of $2,008,900, $2,324,165 and $1,427,450 during fiscal years 2002, 2001 and 2000, respectively, under its agreements with its service providers. During the fiscal year 2002, the Fund paid $55,213 to Mercer Allied Company, L.P. ("Mercer"), $795,324 to Schwab and $597,277 to NFSC. During fiscal 2001, the Fund paid or accrued $63,353 to Mercer, $806,289 to Schwab and $607,893 to NFSC. During fiscal 2000, the Fund paid $63,332 to Mercer, $483,378 to Schwab and $331,677 to NFSC.